                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





               DATE OF REPORT (Date of earliest event reported):
                      November 28, 1997 (January 6, 1997)
                                                 -------------------



                            SPIEKER PROPERTIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        MARYLAND                         1-12528                 94-3185802
---------------------------------  --------------------  -----------------------
(State or other jurisdiction of         (Commission            (IRS Employer
incorporation or organization)          File Number)        Identification No.)



        2180 SAND HILL ROAD, MENLO PARK, CA                          94025
-------------------------------------------------------  -----------------------
      (Address of principal executive offices)                     (Zip code)



                                 (650) 854-5600
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)







THIS DOCUMENT CONSISTS OF 23 PAGES.

                            SPIEKER PROPERTIES, INC.
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Item 5.        Other Events

The following operating properties were or are to be acquired by Spieker Properties, L.P. from unrelated parties between September 23, 1997, and November 28, 1997, or expected date of acquisition. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" and collectively with Spieker Properties, Inc. referred to as the "Company"):

Unaudited Pending Property Acquisitions

The City Office Portfolio, a 730,000 square foot office portfolio located in Orange, California, is expected to be acquired in the first quarter of 1998 for $97.2 million.

San Jose Concourse, a 541,000 square foot office complex located in San Jose, California, is expected to be acquired in the first quarter of 1998. The purchase price of $170.1 million also includes 6.6 acres of entitled land which will accommodate an additional 331,000 square foot office building and a 960 stall parking garage.

ABAM Building, a 50,000 square foot office building located in Federal Way, Washington, is expected to be acquired in December 1997 for $4.9 million.

Douglas Center, a 100,000 square foot office building located in Roseville, California, is expected to be acquired in December 1997 for $12.0 million.

11999 San Vicente, a 55,457 square foot office building located in Brentwood, California, is expected to be acquired in December 1997 for $12.5 million.

Unaudited Property Acquisitions

Tower 17, a 227,781 square foot office building located in Irvine, California, was acquired on September 25, 1997, for $40.1 million.

Johnson Ranch Corporate Center, a 127,059 square foot office complex located in Roseville, California, was acquired on October 1, 1997, for $20.5 million.

San Mateo Baycenter II, a 119,152 square foot office building located in San Mateo, California, was acquired on October 1, 1997, for $24.9 million from a Spieker Partners related entity (certain officers of the Company are partners in Spieker Partners).

Southgate Office Plaza, a 268,347 square foot office complex located in Renton, Washington, was acquired on October 10, 1997, for $31.0 million.

Borregas Avenue, a 39,899 square foot industrial building located in Sunnyvale, California, was acquired on October 15, 1997, for $3.1 million.

California Circle, a 95,545 square foot industrial complex located in Milpitas, California, was acquired on October 16, 1997, for $10.2 million.

La Jolla Centre I, a 154,320 square foot office building located in La Jolla, California, was acquired on October 24, 1997, for $29.5 million.

Park Plaza, a 66,745 square foot office building located in San Diego, California, was acquired on October 24, 1997, for $9.5 million.

Audited Property Acquisitions

Plaza Center/U.S. Bank Center, a 458,000 square foot office complex located in Bellevue, Washington, was acquired on November 4, 1997, for $80.5 million.

WCB Portfolio, a 6,354,450 square foot portfolio consisting primarily of office and industrial properties located in California, Oregon, Washington, Colorado, Arizona, New Mexico, Texas, Florida, Massachusetts, Michigan and Pennsylvania the majority of which was acquired November 17, 1997, for $725.0 million. The remainder is expected to close in December 1997.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

Acquisitions - General

The properties were or are to be acquired using funds provided by the Company's unsecured line of credit, short-term floating rate bridge financing, the issuance of unsecured investment grade rated debt, the assumption of mortgages, operating partnership units, convertible preferred operating partnership units issued to certain of the sellers, common stock and preferred stock.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on industrial and suburban office property in selected western United States markets. In assessing the properties acquired, the Company considered current operations, including occupancy levels, rental rates, expenses and ongoing capital requirements. Further, the Company's management considered the rental market for the type and location of the acquired property and, where applicable, the cost of building improvements.

The pending acquisitions of The City Office Portfolio and San Jose Concourse involve a significant amount of assets, defined by rule 3-14 of regulation S-X to be an amount in excess of 10% of the total assets of the Company based on the last audited balance sheet (i.e. December 31, 1996). Additional acquisitions, while not considered individually "significant", may in the aggregate be significant. Certain unaudited historical and pro forma financial information concerning The City Office Portfolio, San Jose Concourse and other properties referred to herein is provided in Item 7 of this Current Report on Form 8-K. Audited financial statements of the Plaza Center/U.S. Bank Center were previously reported in the November 21, 1997, Report on Form 8-K. Audited financial statements of the WCB Portfolio were previously reported in the October 10, 1997, Report on Form 8-K/A.

In aggregate, the Company has or will have acquired 13 properties and two portfolios totaling 9.4 million square feet of rentable space during the period from September 23, 1997, to November 28, 1997, or expected date of acquisition, for $1.3 billion.

Dispositions

The following operating properties and investments in mortgages were or are to be disposed of by Spieker Properties, L.P. to unrelated parties subsequent to September 23, 1997:

Arden Square, a 100,162 square foot retail center located in Sacramento, California, is currently under contract and is expected to be disposed of by December 31, 1997, for $10.3 million.

Arden Office, a 52,313 square foot office building located in Sacramento, California, is currently under contract and is expected to be disposed of in early December 1997 for $3.4 million.

Howe Avenue Office, a 118,473 square foot office complex located in Sacramento, California is currently under contract and is expected to be disposed of in early December 1997 for $8.8 million.

Two investments in mortgages with Spieker Northwest, Inc. an affiliate of the Company were repaid in the amount of $16.7 million in October and November 1997.

Other

As previously reported on Form 8-K dated June 27, 1997, the Company acquired seventeen properties totaling 4.4 million square feet of net rentable space for $523.1 million and disposed of seven properties totaling 0.7 million square feet of net rentable space for $78.4 million during the period from January 1, 1997, to June 27, 1997.

As previously reported on Form 8-K dated September 22, 1997, the Company acquired eight properties and two portfolios totaling 9.3 million square feet of rentable space for $996.3 million and disposed of one property totaling 49,750 square feet for $2.4 million during the period from June 28, 1997, to September 22, 1997.

The acquired properties, pending acquisitions, disposed properties and the properties previously reported in the June 27, 1997, Form 8-K and the September 22, 1997, Form 8-K represent the Acquired Properties, Pending Acquisitions and Disposed Properties included in the pro forma financials included in Item 7 of this Current Report on Form 8-K.

As of November 28, 1997, including pending acquisitions and pending dispositions, the Company owns or will own 38.4 million square feet of properties, consisting of 18.1 million square feet of office properties, 19.6 million square feet of industrial properties and .7 million square feet of retail properties.

Item 7.     Financial Statements and Exhibits.


(a)   (i)   Statements of Revenues and Certain Expenses for San Jose Concourse

            Unaudited Statements of Revenues and Certain Expenses for the nine months ended September 30, 1997, and for the year ended December 31, 1996
            Notes to Unaudited Statements of Revenues and Certain Expenses for
                 the nine months ended September 30, 1997, and for the year ended December 31, 1996

      (ii)  Statements of Revenues and Certain Expenses for The City Office
                 Portfolio

            Unaudited Statements of Revenues and Certain Expenses for the nine months ended September 30, 1997, and for the year ended December 31, 1996
            Notes to Unaudited Statements of Revenues and Certain Expenses for
                 the nine months ended September 30, 1997, (unaudited) and for the year ended December 31, 1996

      (iii) Combined Statements of Revenues and Certain Expenses for the 1997
                 Acquisitions

            Unaudited Combined Statements of Revenues and Certain Expenses for
                 the period from January 1, 1997, to the earlier of September 30, 1997, or date of acquisition and for the year ended December 31, 1996
            Notes to Unaudited Combined Statements of Revenues and Certain
                 Expenses for the period from January 1, 1997, to the earlier of September 30, 1997, or date of acquisition and for the year ended December 31, 1996

(b)         Pro Forma Financial Information

            Pro Forma Condensed Consolidated Balance Sheet as of September 30,
                 1997
            Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996
            Notes and adjustments to Pro Forma Condensed Consolidated Financial
                 Statements

(c)         Exhibits

                            SPIEKER PROPERTIES, INC.

              UNAUDITED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             FOR SAN JOSE CONCOURSE
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)


                                                Nine Months Ended         Year Ended
                                               September 30, 1997      December 31, 1996
                                               ------------------      -----------------
RENTAL REVENUES                                      $ 9,006               $10,679

CERTAIN EXPENSES:

     Rental expenses                                   2,197                 2,830
     Real estate taxes                                   556                   769
                                                     -------               -------
                                                       2,753                 3,599
                                                     -------               -------

REVENUES IN EXCESS OF CERTAIN EXPENSES               $ 6,253               $ 7,080
                                                     =======               =======



    The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, INC.

         NOTES TO UNAUDITED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                             FOR SAN JOSE CONCOURSE
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)


1.     Basis of Presentation and Summary of Significant Accounting Policies:

       Properties Acquired

       The accompanying unaudited statements of revenues and certain expenses include the operations (see "Basis of Presentation" below) of San Jose Concourse (the "Property") to be acquired by Spieker Properties, L.P. (the "Company") in the first quarter of 1998. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

       Basis of Presentation

       The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Property for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Property; however, the Company is not aware of any material factors relating to the property that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist of property management fees, interest, depreciation and amortization and other costs not directly related to the future operations of the Property.

       In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Property.

       Revenue Recognition

       All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses. Actual results could differ from those estimates.

2.     Leasing Activity:

       The minimum future rental revenues from leases in effect as of October 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

                    Year                                          Amount
                    ----                                      -------------
                    1997 (three months)                       $       2,964
                    1998                                             11,075
                    1999                                              9,716
                    2000                                              7,205
                    2001                                              4,761
                    Thereafter                                        6,542
                                                              -------------
                                                              $      42,263
                                                              =============

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $253 for the nine months ended September 30, 1997, and $417 for the year ended December 31, 1996. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

              UNAUDITED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                          FOR THE CITY OFFICE PORTFOLIO
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)



                                               Nine Months Ended        Year Ended
                                              September 30, 1997     December 31, 1996
                                              ------------------     -----------------
RENTAL REVENUES                                      $6,483               $9,049

CERTAIN EXPENSES:

     Rental expenses                                  2,614                3,508
     Real estate taxes                                  382                  674
                                                     ------               ------
                                                      2,996                4,182
                                                     ------               ------

REVENUES IN EXCESS OF CERTAIN EXPENSES               $3,487               $4,867
                                                     ======               ======

                            SPIEKER PROPERTIES, INC.

          NOTES TO UNAUDITED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                         FOR THE CITY OFFICE PORTFOLIO
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)


1.     Basis of Presentation and Summary of Significant Accounting Policies:

       Properties Acquired

       The combined unaudited statements of revenues and certain expenses (see "Basis of Presentation" below) include the operations of The City Office Portfolio (the "Properties") to be acquired by Spieker Properties, L.P. (the "Company") in January 1998. Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

       Basis of Presentation

       The accompanying statements of revenues and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

       In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

       Revenue Recognition

       All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the term of the leases.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.     Leasing Activity:

       The minimum future rental revenues due under noncancelable operating leases in effect as of October 1, 1997, for the remainder of 1997 and annually thereafter are as follows:

                   Year                                   Amount
                   ----                                   --------
                   1997 (three months)                    $ 2,212
                   1998                                     9,253
                   1999                                    13,102
                   2000                                    14,001
                   2001                                    14,756
                   Thereafter                              19,771
                                                          -------
                                                          $73,095
                                                          =======

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $268 for the nine months ended September 30, 1996, (unaudited) and $213 for the year ended December 31, 1996. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

         UNAUDITED COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                   SEPTEMBER 30, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                                 (in thousands)

                                                  January 1, 1997, to the
                                                   earlier of September
                                                         30, 1997, or          Year Ended
                                                     Date of Acquisition    December 31, 1996
                                                  ----------------------    -----------------
RENTAL REVENUES                                            $16,177               $21,043

CERTAIN EXPENSES

     Rental expenses                                         4,250                 5,492
     Real estate taxes                                       1,315                 1,792
                                                           -------               -------
                                                             5,565                 7,284
                                                           -------               -------

RENTAL REVENUE IN EXCESS OF CERTAIN EXPENSES               $10,612               $13,759
                                                           =======               =======



    The accompanying notes are an integral part of these combined statements.

                            SPIEKER PROPERTIES, INC.
     NOTES TO UNAUDITED COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES
                            FOR THE 1997 ACQUISITIONS
             FOR THE PERIOD FROM JANUARY 1, 1997, TO THE EARLIER OF
                   SEPTEMBER 30, 1997, OR DATE OF ACQUISITION
                    AND FOR THE YEAR ENDED DECEMBER 31, 1996
                             (dollars in thousands)


1.     Basis of Presentation and Summary of Significant Accounting Policies:

       Properties Acquired

       The combined statements of revenues and certain expenses (see "Basis of Presentation" below) include the combined operations of the properties (the "Properties") acquired or to be acquired by Spieker Properties, L.P. during the period from September 23, 1997, to November 28, 1997, or date of acquisition (the "1997 Property Acquisitions"). Spieker Properties, Inc. owns an approximate 87.0% general partners' interest in Spieker Properties, L.P. (the "Operating Partnership" collectively with Spieker Properties, Inc. referred to as the "Company").

                 Property Name                            Location
                 -------------                            --------
                 Tower 17                                 Irvine, CA
                 Johnson Ranch Corporate Center           Roseville, CA
                 San Mateo Baycenter II                   San Mateo, CA
                 Southgate Office Plaza                   Renton, WA
                 Borregas Avenue                          Sunnyvale, CA
                 California Circle                        Milpitas, CA
                 La Jolla Centre I                        La Jolla, CA
                 Park Plaza                               San Diego, CA
                 ABAM Building                            Federal Way, WA
                 Douglas Center                           Roseville, CA
                 11999 San Vicente                        Brentwood, CA

       Basis of Presentation

       The accompanying combined statements of revenue and certain expenses are not representative of the actual operations of the Properties for the periods presented. Certain expenses may not be comparable to the expenses expected to be incurred by the Company in the proposed future operations of the Properties; however, the Company is not aware of any material factors relating to the Properties that would cause the reported financial information not to be indicative of future operating results. Excluded expenses consist primarily of property management fees, interest expense, depreciation and amortization and other costs not directly related to the future operations of the Properties.

       In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statements of revenues and certain expenses for the Properties.

       Revenue Recognition

       All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

       Use of Estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

2.     Leasing Activity:

       The minimum future rental revenues, due under noncancelable operating leases in effect as of October 1, 1997, for the remainder of 1997 and annually thereafter are as follows:


               Year                                           Amount
               ----                                       --------------
               1997 (three months)                        $        4,718
               1998                                               19,523
               1999                                               16,419
               2000                                               13,778
               2001                                               10,648
               Thereafter                                         10,178
                                                          --------------
                                                          $       75,264
                                                          ==============


       In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses, which amounted to $1,534 for the period from January 1, 1997, to the earlier of September 30, 1997, or date of acquisition and $1,845 for the year ended December 31, 1996. Certain leases contain options to renew.

                            SPIEKER PROPERTIES, INC.

                         PRO FORMA FINANCIAL INFORMATION


            The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1997, reflects the incremental effect of the acquired properties, pending acquisitions and disposed properties (collectively, the "Acquired Properties, Pending Acquisitions and Disposed Properties") described in Item 5 of this Current Report on Form 8-K as if such transactions occurring after September 30, 1997, had all occurred on September 30, 1997. The accompanying unaudited, pro forma condensed consolidated statements of operations for the nine months ended September 30, 1997, and the year ended December 31, 1996, reflect (i) the incremental effect of the Acquired Properties, Pending Acquisitions and Disposed Properties described in Item 5; (ii) the incremental effect of the acquisition of 4.7 million net rentable square feet of property and two mortgages during 1996 and (iii) certain other adjustments as if such transactions and adjustments had all occurred on January 1, 1996.

            These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1997, and its Annual Report on Form 10-K for the year ended December 31, 1996. In the opinion of management, the unaudited, pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties, Pending Acquisitions and Disposed Properties.

            These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisitions had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

            These pro forma statements may also not necessarily be indicative of the Company's final financing plans to meet its financial requirements in connection with the acquisitions described herein. See footnotes (c) and (d).

                            SPIEKER PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                        (unaudited, dollars in thousands)


                                                                          Common Stock and
                                                   Acquired       Debt      Preferred Stock   Pending       Property
                                  Historical(a)  Properties(b) Issuances(c)  Issuances(d) Acquisitions(e) Dispositions(f)  Pro Forma
                                  ------------   ------------  -----------   -----------  --------------  -------------- -----------
ASSETS
Investment in real estate, net     $ 2,175,049     $ 934,169     $      --      $    --    $ 296,700     $   (33,515)   $ 3,372,403
Cash and cash equivalents               38,786      (771,012)      397,950      492,602     (193,600)         39,274          4,000
Deferred financing and leasing
   costs, net                           26,453            --         2,050           --           --              --         28,503
Other assets                            38,979            --            --           --           --              --         38,979
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------
     Total assets                  $ 2,279,267     $ 163,157     $ 400,000     $492,602    $ 103,100     $     5,759    $ 3,443,885
                                   ===========     =========     =========     ========    =========     ===========    ===========

LIABILITIES
Mortgage loans                     $    84,863     $  12,076     $      --     $     --    $      --     $        --    $    96,939
Unsecured line of credit               138,000        68,575                    (78,560)     103,100              --        231,115
Unsecured notes                        935,000            --       200,000           --           --              --      1,135,000
Bridge Loan                                 --            --       200,000           --           --              --        200,000
Other liabilities                       98,860            --            --           --           --              --         98,860
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------
     Total liabilities               1,256,723        80,651       400,000      (78,560)     103,100              --      1,761,914
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------

MINORITY INTEREST                       72,755        82,506            --           --           --                        155,261
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------

STOCKHOLDERS' EQUITY
Series A Preferred Stock                23,949            --            --           --           --              --         23,949
Series B Preferred Stock               102,064            --            --           --           --              --        102,064
Series C Preferred Stock                    --            --            --      146,135           --              --        146,135
Common Stock                                 4            --            --            1           --              --              5
Additional paid-in capital             816,707            --            --      425,026           --              --      1,241,733
Deferred compensation                     (622)           --            --           --           --              --           (622)
Retained earnings                        7,687            --            --           --           --           5,759         13,446
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------
     Total stockholders' equity        949,789            --            --      571,162           --           5,759      1,526,710
                                   -----------     ---------     ---------     --------    ---------     -----------    -----------

                                   $ 2,279,267     $ 163,157     $ 400,000     $492,602    $ 103,100     $     5,759    $ 3,443,885
                                   ===========     =========     =========     ========    =========     ===========    ===========





   The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
            (unaudited, dollars in thousands, except per share data)

                                                                    1997          1997
                                                                  Acquired       Pending       Property      Other
                                               Historical(a)   Properties(h) Acquisitions(I) Dispositions(j) Adjustments  Pro Forma
                                               -------------   ------------  --------------- --------------- -----------  ---------
REVENUES
   Rental income                               $    221,424     $   119,193          $18,347    $(7,772)    $(18,362)(k) $ 332,830
   Interest and other income                          4,767              --               --       (342)      12,828(l)     17,253
                                               ------------     -----------          -------    -------     --------     ---------
   Total revenue                                    226,191         119,193           18,347     (8,114)      (5,534)      350,083
                                               ------------     -----------          -------    -------     --------     ---------

OPERATING EXPENSES
   Rental expenses                                   44,514          25,265            5,632     (1,415)      (4,020)(k)    69,976
   Real estate taxes                                 17,077           9,296            1,162       (720)      (1,514)(k)    25,301
   Interest expense, including amortization
      of finance costs                               40,914              --               --         --       44,217(m)     85,131
   Depreciation and amortization                     36,457          19,219            4,362       (511)      (2,888)(k)    56,639
   General and administrative and other
      expenses                                       10,255              --               --         --           --        10,255
                                               ------------     -----------          -------    -------     --------     ---------
        Total operating expenses                    149,217          53,780           11,156     (2,646)      35,795       247,302
                                               ------------     -----------          -------    -------     --------     ---------

Income from operations before disposition
     of property and minority interests              76,974          65,413            7,191     (5,468)     (41,329)      102,781
                                               ------------     -----------          -------    -------     --------     ---------

Minority interests share in net income               (9,281)             --               --         --       (4,413)(n)   (13,694)
                                               ------------     -----------          -------    -------     --------     ---------

Net income before disposition of property            67,693          65,413            7,191     (5,468)     (45,742)       89,087
                                               ------------     -----------          -------    -------     --------     ---------

Series A Preferred Stock dividends                   (1,720)             --               --         --           --        (1,720)
Series B Preferred Stock dividends                   (7,530)             --               --         --           --        (7,530)
Series C Preferred Stock dividends                                       --               --         --       (8,859)(d)    (8,859)
                                               ------------     -----------          -------    -------     --------     ---------

Net income available to common
     stockholders before
     disposition of property                   $     58,443     $    65,413          $ 7,191    $(5,468)    $(54,601)    $  70,978
                                               ============     ===========          =======    =======     ========     =========

Net income per common share                    $       1.25                                                              $    1.27
                                               ============                                                              =========

Weighted average common shares
     outstanding                                 46,815,215                                                             55,832,327
                                               ============                                                             ==========


   The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
              (unaudited, dollars in thousands, except share data)


                                                       1996 Acquired       1997           1997
                                                       Properties and    Acquired        Pending        Property           Other
                                      Historical (a)   Mortgages (g)  Properties (h) Acquisitions (i) Dispositions (j)  Adjustments
                                      --------------   -------------  -------------- ---------------- ----------------  ------------
REVENUES
   Rental income                         $ 196,471        $ 27,526       $215,126       $ 23,260        $(22,034)       $(23,917)(k)
   Interest and other income                 4,228              90             --             --              --          16,431 (l)
                                         ---------        --------       --------       --------        --------       ---------
     Total Revenues                        200,699          27,616        215,126         23,260         (22,034)         (7,486)
                                         ---------        --------       --------       --------        --------       ---------

OPERATING EXPENSES
   Rental expenses                          34,690           7,216         50,441          7,327          (2,724)         (5,560)(k)
   Real estate taxes                        15,510           2,188         15,554          1,755          (2,142)         (1,926)(k)
   Interest expense                         37,235              --             --             --              --          78,931 (m)
   Depreciation and
     amortization                           37,385           3,723         34,373          5,815          (3,452)         (3,850)(k)
   General and administrative and
     other expenses                         10,115              --             --             --              --              --
                                         ---------        --------       --------       --------        --------       ---------
     Total operating expenses              134,935          13,127        100,368         14,897          (8,318)         67,595
                                         ---------        --------       --------       --------        --------       ---------

Income from operations before
   disposition or property and
   minority interests                       65,764          14,489        114,758          8,363         (13,716)        (75,081)
                                         ---------        --------       --------       --------        --------        --------

Minority interests share of net
   income                                   (8,645)             --             --             --              --          (6,609)(n)
                                         ---------        --------       --------       --------        --------        --------

Net income before disposition of
   property
                                            57,119          14,489        114,758          8,363         (13,716)        (81,690)
                                         ---------        --------       --------       --------        --------        --------

Series A Preferred Stock dividends          (2,098)             --             --             --              --              --
Series B Preferred Stock dividends         (10,041)             --             --             --              --              --
Series C Preferred Stock dividends              --              --             --             --              --         (11,813)(d)
                                         ---------        --------       --------       --------        --------        --------

Net income allocable to common
   stockholders before disposition
   of  property                          $  44,980        $ 14,489       $114,758       $  8,363        $(13,716)       $(93,503)
                                         =========        ========       ========       ========        ========       =========

 Net income per common share             $    1.30
                                         =========

 Weighted average common shares
   outstanding                          34,691,140
                                        ==========




                                        Pro Forma
                                        ---------
REVENUES
   Rental income                        $ 416,432
   Interest and other income               20,749
                                        ---------
     Total Revenues                       437,181
                                        ---------

OPERATING EXPENSES
   Rental expenses                         91,390
   Real estate taxes                       30,939
   Interest expense                       116,166
   Depreciation and
     amortization                          73,994
   General and administrative and
     other expenses                        10,115
                                        ---------
     Total operating expenses             322,604
                                        ---------

Income from operations before
   disposition or property and
   minority interests                     114,577
                                        ---------

Minority interests share of net
   income                                 (15,254)
                                        ---------

Net income before disposition of
   property
                                           99,323
                                        ---------

Series A Preferred Stock dividends         (2,098)
Series B Preferred Stock dividends        (10,041)
Series C Preferred Stock dividends        (11,813)
                                        ---------

Net income allocable to common
   stockholders before disposition
   of  property                         $  75,371
                                        =========

 Net income per common share            $    1.35
                                        =========

 Weighted average common shares
   outstanding                         55,832,327
                                       ==========


   The accompanying notes are an integral part of these unaudited, pro forma condensed consolidated financial statements.

                            SPIEKER PROPERTIES, INC.

                       NOTES AND ADJUSTMENTS TO PRO FORMA
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
           (unaudited, dollars in thousands, except per share amounts)


(a) Reflects historical consolidated balance sheet of the Company as of September 30, 1997, and the historical consolidated statements of operations for the nine months ended September 30, 1997, and for the year ended December 31, 1996, excluding gains on disposition of property of $18.1 million and $8.4 million, respectively.

(b) Reflects the acquisition of 7.7 million square feet of net rentable property subsequent to September 30, 1997, at an aggregate acquisition cost of $934.2 million, including acquisition costs. The acquisitions were funded with cash on hand, proceeds from property dispositions, borrowings on the unsecured line of credit, the issuance of investment grade unsecured notes, assumption of mortgages, the issuance of operating partnership units, common stock and preferred stock.

Property                             Acquisition Date               Cost
--------                             ----------------               ----
Johnson Ranch Corporate Center       October 1, 1997           $      20,462
San Mateo Baycenter II               October 1, 1997                  24,900
Southgate Office Plaza               October 10, 1997                 30,966
Borregas Avenue                      October 15, 1997                  3,105
California Circle                    October 16, 1997                 10,202
La Jolla Centre I                    October 21, 1997                 29,526
Park Plaza                           October 21, 1997                  9,508
Plaza Center/U.S. Bank Center        November 4, 1997                 80,500
WCB Portfolio                        November 17, 1997               725,000 (1)
                                                               --------------
                                                               $     934,169
                                                               =============

      (1) Includes certain properties to be exchanged for operating partnership units valued at $75.0 million in early December 1997.

(c) Reflects borrowings on a unsecured bridge loan of $200.0 million at an assumed interest rate of $6.34% (LIBOR plus .65%) and a maturity of two years. Also reflects assumed issuance of unsecured investment grade rated debt securities of $200.0 million at an assumed interest rate of 7.5% and an assumed maturity of 20 years. The Company has not made a final determination of the proportion of cash on hand, proceeds from property dispositions, borrowings on the unsecured line of credit, or the proposed new unsecured bridge facility, or issuances of debt securities, common stock, preferred stock, convertible preferred operating partnership units, or other securities that it intends to issue to meet its financing requirements in connection with the acquisitions described herein.

(d) Reflects the issuance of 11,500,000 shares of common stock at a price of $38.88 per share and offering costs of $22.0 million. Also reflects the issuance of 6,000,000 shares of Series C Preferred Stock at $25.00 per share, dividend rate of 7.88% of the liquidation preference of $150.0 million, and offering costs of $3.9 million. As described in note (c), the Company has not made a final determination of the proportion of cash on hand, proceeds from property dispositions, borrowings on the unsecured line of credit, or the proposed new unsecured bridge facility, or issuances of debt securities, common stock, preferred stock, convertible preferred operating partnership units or other securities to meet its financing requirements in connection with the acquisition described herein.

(e) Reflects the pending acquisition of 1.5 million square feet of net rentable property subsequent to September 30, 1997, at an aggregate pending acquisition cost of $296.7 million, including estimated acquisition costs. The acquisition will be funded with a combination of cash on hand, proceeds from property dispositions, borrowings on the unsecured line of credit, or the additional new unsecured bridge facility or issuances of debt securities. See notes (c) and (d).

(f) Reflects the disposition of three properties and the repayment of two investments in mortgages totaling $39.3 million and a cost basis of $33.5 million subsequent to September 30, 1997.

(g) Reflects the incremental effect on the Company's revenues, rental expenses and real estate taxes from the acquisition of 4.7 million square feet of net rentable property and two investments in mortgages during 1996. Such amounts represent the operations of the acquired properties and interest earned on mortgages prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(h) Reflects the incremental effect of the Company's revenues, rental expenses and real estate taxes from the acquisition of 15.2 million square feet of net rentable property during 1997. Such amounts represent the operations of the properties prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based upon asset lives of 3 to 40 years.

(i) Reflects the incremental effect on the Company's revenues, rental expense and real estate taxes from the pending acquisition of 1.5 million square feet of net rentable property during 1997. Such amounts represent the operations of the properties prior to acquisition by the Company. Also reflects depreciation and amortization for periods prior to acquisition. Estimated depreciation and amortization has been based on lives of 3 to 40 years.

(j) Reflects the elimination of the operations of (i) 4 properties disposed of in 1996 and (ii) 13 properties disposed of or to be disposed in 1997 included in the historical statements of operations. Also reflects the elimination of interest income from the repayment of the two investments in mortgages.

(k) Reflects the reduction in revenue and expenses for the portion of the WCB Portfolio, aggregating 1.7 million square feet of property, purchased by an affiliate of Spieker Properties, L.P..

(l) Reflects the increase in management fee and interest income from an affiliate of Spieker Properties, L.P. relating to the 1.7 million square feet of property in the WCB Portfolio to be purchased by the affiliate.

(m) Reflects an adjustment to interest expense based upon pro forma debt outstanding as of September 30, 1997, using the actual or assumed interest rate for fixed rate debt and an interest rate of 6.49% on the line of credit which bears interest at LIBOR plus .80%.

(n) Reflects the allocation of the pro forma adjustment to minority interests based upon pro forma minority ownership in the Operating Partnership of approximately 86.7%.

(o) The Company's pro forma taxable income for the 12-month period ended September 30, 1997, is approximately $151.0 million, which has been calculated as pro forma income from operations before minority interests for the same period of approximately $131.0 million plus GAAP depreciation and amortization of approximately $75.0 million less tax basis depreciation and amortization and other tax differences of approximately $55.0 million.

(p) Per share amounts include the assumed issuance of common stock described in note (d) and reflect the dilutive effects, if any, of outstanding options on a historical basis as of September 30, 1997, and December 31, 1996, respectively, based upon the average price per common share for the period presented. Pro forma per share amounts for the same periods assume an average price per share of $38.88. There is no material difference between primary and fully diluted per share amounts.

      Had Statement of Financial Accounting Standards No. 128 - "Earnings Per Share" been adopted as of January 1, 1996, per share amounts would have been $1.27 and $1.29 on a historical and pro forma basis, respectively for the nine months ended September 30, 1997, and $1.31 and $1.37 on a historical and pro forma basis, respectively for the year ended December 31, 1996.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            SPIEKER PROPERTIES, INC.
                                                (Registrant)



Date:    November 28, 1997                  By:/s/ Elke Strunka
       ----------------------                  --------------------------------
                                               Elke Strunka
                                               Vice President and
                                               Principal Accounting Officer